SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2005

Date of Report (Date of earliest event reported)

GERMAN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-11244 (Commission File Number)	35-1547518 (IRS Employer Identification Number)

711 Main Street Box 810 Jasper, Indiana (Address of principal executive offices)	47546 (Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 1, 2005, German American Bancorp (the “Company” or “German American”), issued a press release announcing its results for the quarter and nine months ended September 30, 2005 and making other disclosures. A copy of the press release and the consolidated financial statements that were included with that press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

The information incorporated by reference herein from Exhibit 99 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Quarterly Dividend

As announced in the press release that is furnished as Exhibit 99 to this report, the Company's Board of Directors has declared a cash dividend of $0.14 per share which will be payable on November 20, 2005 to shareholders of record as of November 10, 2005.

Eclipse Bank Investment

The Company has completed its previously announced subscription to purchase shares representing 9.0% of the initial offering of common stock of Eclipse Bank, Inc., a new bank that has recently commenced banking operations in Saint Matthews, Kentucky (part of the Louisville, Kentucky banking market), for a total purchase price of $1,350,000. In connection with that investment, the Company also has acquired the right to purchase additional shares of common stock of Eclipse Bank, Inc., from Eclipse Bank, Inc. (at the rate of one option share for each ten shares purchased by German American as part of its subscription) at the initial subscription price for a period of ten years, and is entitled to exercise certain board representation and other rights.

The closing of the investment in Eclipse Bank, Inc., completes a series of three similarly structured investments that the Company has made in new or recent start-up community-based banks located in the larger metropolitan markets adjacent to German American's existing Southwestern Indiana geographic market area. The Company in the third quarter of 2004 completed an investment in shares representing 9.9% of the common stock of the Bank of Evansville, of Evansville, Indiana. In June 2005, the Company completed an investment in shares representing 9.7% of the common stock of Symphony Bancorp, a bank holding company for Symphony Bank, a newly-chartered bank which serves Hamilton County, Indiana, and northern Indianapolis, Indiana markets.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99

Press release issued by the Company on November 1, 2005. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP By: /s/ Mark A. Schroeder Mark A. Schroeder, President and Chief Executive Officer

Dated:  November 2, 2005

EXHIBIT INDEX

99

Press release issued by the Company on November 1, 2005. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.